Offerings - Offering: 1	Jun. 30, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Maximum Aggregate Offering Price	$ 1,614,000.00
Amount of Registration Fee	$ 222.89
Offering Note	The maximum aggregate amount of the securities to which the amended prospectus relates is $1,614,000.00. The initial fee of $222.89 for the aggregate of $1,614,000.00 was previously paid - Accession No. 0001104659-26-079132